        UNIVERSAL INSTITUTIONAL FUNDS, INC. - U.S. REAL ESTATE PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2009 - DECEMBER 31, 2009

                                                                   AMOUNT OF     % OF     % OF
                                     OFFERING                       SHARES      OFFERING  FUNDS
    SECURITY      PURCHASE/  SIZE OF PRICE OF    TOTAL AMOUNT      PURCHASED   PURCHASED  TOTAL
   PURCHASED     TRADE DATE OFFERING  SHARES     OF OFFERING        BY FUND     BY FUND  ASSETS       BROKERS        PURCHASED FROM
---------------- ---------- -------- -------- ----------------- -------------- --------- ------ ------------------- ----------------
    Cousins      09/15/09      --      $7.250      $290,000,000        139,070     0.34%  0.20%        BofA,        Merrill Lynch
   Properties                                                                                         Merrill
      Inc.                                                                                         Lynch, Morgan
                                                                                                   Stanley, J.P.
                                                                                                   Morgan, Wells
                                                                                                       Fargo
                                                                                                    Securities,
                                                                                                    PNC Capital
                                                                                                    Markets LLC,
                                                                                                   Morgan Keegan
                                                                                                     & Company,
                                                                                                     Inc., RBS,
                                                                                                       Piper
                                                                                                      Jaffray,
                                                                                                    Capital One
                                                                                                     Southcoast

     Colony      09/23/09      --      $20.00      $250,000,000        111,470     0.32%  0.16%     BofA, Morgan    Merrill Lynch
   Financial,                                                                                         Stanley,
      Inc.                                                                                            Goldman,
                                                                                                    Sachs & Co.,
                                                                                                        UBS
                                                                                                     Investment
                                                                                                    Bank, Calyon
                                                                                                     Securities
                                                                                                    (USA) Inc.,
                                                                                                     HSBC, JMP
                                                                                                    Securities,
                                                                                                       Keefe,
                                                                                                     Bruyette &
                                                                                                     Woods, RBC
                                                                                                      Capital
                                                                                                      Markets

    Regency      12/04/09      --     $30.750        $8,000,000         49,610     0.62%  0.31%     J.P. Morgan,    JP Morgan
  Centers Corp                                                                                      Wells Fargo
                                                                                                    Securities,
                                                                                                      Comerica
                                                                                                    Securities,
                                                                                                       Mizuho
                                                                                                     Securities
                                                                                                     USA Inc.,
                                                                                                       Daiwa
                                                                                                     Securities
                                                                                                   America Inc.,
                                                                                                   Morgan Keegan
                                                                                                     & Company,
                                                                                                       Inc.,
                                                                                                     Mitsubishi
                                                                                                        UFJ
                                                                                                    Securities,
                                                                                                       Piper
                                                                                                    Jaffray, PNC
                                                                                                      Capital
                                                                                                    Markets LLC,
                                                                                                    RBC Capital
                                                                                                      Markets,
                                                                                                      SunTrust
                                                                                                      Robinson
                                                                                                      Humphrey